CULLEN SMALL CAP VALUE FUND

Retail Class	Class I	Class C	Class R1	Class R2

CUSRX	CUSIX	CUSCX	—	—

SUMMARY PROSPECTUS

October 29, 2012

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, each dated October 29, 2012 and most recent annual report to shareholders, dated June 30, 2012 are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at www.cullenfunds.com or by calling Cullen Funds at 1-877-485-8586.

YOUR INVESTMENT

Summary Information

Cullen Small Cap Value Fund

Investment Objective

The Cullen Small Cap Value Fund (the “Small Cap Value Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.

Shareholder Fees (fees paid directly from your investment):

	Retail Class	Class C	Class I	Class R1	Class R2
Redemption Fee (as a percentage of amount
redeemed)[a]	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Retail Class	Class C	Class I	Class R1[e]	Class R2[e]
Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.25%
Other Expenses[b]	4.59%	4.59%	4.59%	4.84%	4.84%
Acquired Fund Fees & Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[c]	5.86%	6.61%	5.61%	6.36%	6.11%
Less Expense Reduction/Reimbursement[d]	-4.59%	-4.59%	-4.59%	-4.59%	-4.59%
Net Annual Fund Operating Expenses	1.27%	2.02%	1.02%	1.77%	1.52%

[a]

You will be charged a 2% redemption fee if you redeem or exchange shares of the Small Cap Value Fund within seven (7) days of purchase. The redemption fee is payable to the Small Cap Value Fund and is intended to benefit the remaining shareholders by reducing the cost of short term trading. The Small Cap Value Fund’s Transfer Agent charges a $15 wire redemption fee to shareholders who elect to redeem by wire transfer.

[b]

Other expenses for the current fiscal year for the Retail Class shares, Class C shares and Class I shares, which include custodian, transfer agency, shareholder servicing plan fees and other customary fund expenses, are based on actual amounts from the Small Cap Value Fund’s statement of operations. Other expenses for Class R1 shares and Class R2 shares are estimated amounts for the current fiscal year.

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[c]	The Total Annual Operating Expenses in the table above may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Small Cap Value Fund and does not include Acquired Fund Fees and Expenses.

[d]

Cullen Capital Management LLC (the “Adviser”) has contractually agreed to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (“AFFE”), interest, taxes and extraordinary expenses) to not more than 1.25% for Retail Class shares, 2.00% for Class C shares, 1.00% for Class I shares, 1.75% for Class R1 shares and 1.50% for Class R2 shares, through October 31, 2013. The Adviser may, due to a recapture provision of the written fee waiver and expense reimbursement agreement, recapture any expenses or fees it has reduced or reimbursed within a three-year period from the date of reimbursement, provided that recapture does not cause the Small Cap Value Fund to exceed existing expense limitations. The Agreement to limit the Net Annual Operating Expenses may not be terminated by either the Fund or the Adviser prior to its termination date.

[e]	The expense information in the table has been restated for Class R1 and Class R2 Shares to reflect estimated acquired fund fees and expenses base on the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Small Cap Value Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Small Cap Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Retail Class	$129	$1,335	$2,519	$5,393
Class C	$205	$1,545	$2,841	$5,905
Class I	$104	$1,264	$2,409	$5,212
Class R1	$180	$1,475	$2,735	$5,739
Class R2	$155	$1,405	$2,628	$5,569

*

The Expense Example amounts reflect the current expense waiver and reimbursement agreement in effect through October 31, 2013. Thus, the 3 years, 5 years and 10 years examples reflect the expense and reimbursement only for the first year.

Portfolio Turnover

The Small Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (“portfolio turnover”). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small Cap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Value Fund’s performance. During the most recent fiscal year, the Small Cap Value Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Small Cap Value Fund will invest, under normal circumstances, at least 80% of its net assets in small-capitalization companies, which the Fund defines as

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those companies with market capitalizations below $4 billion at the time of original purchase. The Adviser generally selects stocks of companies that have the following characteristics:

  a below average price/earnings ratio as compared with the average price/earnings ratio of the equity securities in the Russell 2500 Value Stock Index;

  above average projected earnings growth as compared to the average projected earnings growth the equity securities in the Russell 2500 Value Stock Index.

The Small Cap Value Fund generally invests substantially all of its assets in common stocks and other equity securities, which can include convertible debt, exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs), master limited partnerships (MLPs), and preferred stocks. The Small Cap Value Fund invests roughly similar amounts of its assets in each security in the portfolio at the time of original purchase, although the portfolio is not systematically rebalanced. This approach avoids the overweighting of any individual security being purchased. The Adviser may sell portfolio stocks when they are no longer attractive based on their price or earnings growth potential.

The Small Cap Value Fund may invest up to 30% of its assets in securities of companies headquartered outside the United States. These investments will be made in securities traded on an exchanges outside the United States and/or American Depositary Receipts (“ADRs”), which are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets or available through a U.S. broker or dealer. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts.

The Small Cap Value Fund intends to diversify its investments in securities of companies headquartered outside the United States across different countries, but the percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment. The Small Cap Value Fund intends to invest in the securities of companies located in developed countries and, to a lesser extent, those located in emerging markets, and the Fund may consider investments in companies in any of the world’s developed or emerging stock markets.

The Fund will not engage in derivatives except to the extent that the writing of covered call options is deemed to involve derivatives.

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Principal Risks

Like all investments, investing in the Small Cap Value Fund involves risks, including the risk that you may lose part or all of the money you invest.

General Stock Risks. The Small Cap Value Fund’s major risks are those of investing in the stock market, which can mean the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Periods of poor performance and declines in value of the Small Cap Value Fund’s underlying equity investments can be caused, and also be further prolonged, by many circumstances that can confront the global economy such as declining consumer and business confidence, malfunctioning credit markets, increased unemployment, reduced levels of capital expenditures, fluctuating commodity prices, bankruptcies, and other circumstances, all of which can individually and collectively have direct effects on the valuation and/or earnings power of the companies in which the Fund invests. Stock markets worldwide have experienced significant volatility in recent periods as a result of market participants reacting to economic data and market indicators that have contradicted previous assumptions and estimates. At times, these reactions have created scenarios where investors and traders have redeemed their investments/holdings en masse thereby creating additional and often significant downward price pressure than might be experienced in less volatile periods. In the future, market participants’ views on the valuation and/or earnings power of a company and the overall state of the economy can cause similar significant short-term and long-term volatility in the value of the Small Cap Value Fund’s shares. As a result, you could lose money investing in the Small Cap Value Fund.

Small-Capitalization Companies Risks. The Small Cap Value Fund invests in the stocks of small-capitalization companies. Small-capitalization companies often have narrower markets and limited managerial and financial resources compared to those of larger, more established companies. As a result, their performance can be more volatile, and they face greater risk of business reversals, which could increase the volatility of the Small Cap Value Fund’s portfolio. Further, due to thin trading in some such companies, an investment may be more illiquid (i.e. harder to sell) than that of larger capitalization stocks.

Value Style Investing Risks. Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the Small Cap Value Fund’s “value” investment style may sometimes be lower than that of other types of equity funds.

Foreign Securities Risks. Foreign investments involve additional risks, which include currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. More specific risks include:

  future political and economic developments,

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  the position of foreign withholding taxes on dividend and interest income payable on the securities,

  the possible establishment of exchange controls,

  the possible seizure or nationalization of foreign investments, and the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.

You may lose money by investing in the Small Cap Value Fund if any of the following occur:

  foreign stock markets decline in value,

  the Small Cap Value Fund has difficulty selling smaller capitalization or emerging market stocks during a market due to lower liquidity,

  the value of a foreign currency declines relative to the U.S. dollar, or political, social or economic instability in a foreign country causes the value of the Small Cap Value Fund’s investments to decline.

All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies. ADRs are subject to the risks of foreign investments and may not always track the price of the underlying foreign security. Even when denominated in U.S. currency, the depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of the depositary receipt will always track the price of the underlying foreign security.

Market Disruptions Risk; Sovereign Debt Crises Risks. Beginning in 2008 and continuing through much of 2009 and 2010, the global financial markets underwent pervasive and fundamental disruptions, resulting in substantial declines in valuation and liquidity in the global capital markets.  This global market turmoil, combined with a global reduction in the availability of credit, has led to an increased level of commercial and consumer delinquencies and contributed to a lack of consumer confidence, increased market volatility and reduction of business activity generally.  The resulting economic pressure on consumers and lack of confidence in the financial markets also adversely affected the equity markets. Consumer and business confidence remains fragile and subject to possible reversal for a variety of reasons, including high and growing debt levels by many consumers, business institutions and governments in the United States, certain countries in Europe and elsewhere around the world, and continued weakness in global job markets.  The securities of the United States, as well as several countries across Europe and Asia, have recently been, or are at risk of being, downgraded, and sovereign debt crises have persisted in certain countries in those regions.  These events and circumstances could result in further market disruptions that could adversely affect financial markets on a global basis.

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Government Intervention Risk.  The global financial markets have in the past few years gone through pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention.  Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions.  In addition, these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies.

In response to the recent financial crises, the Obama Administration and the U.S. Congress proposed sweeping reform of the U.S. financial regulatory system. After over a year of debate, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010. Because many provisions of the Dodd-Frank Act require rulemaking by the applicable regulators before becoming fully effective and the Dodd-Frank Act mandates multiple agency reports and studies (which could result in additional legislative or regulatory action), it is difficult to predict the impact of the Dodd-Frank Act on the Fund, the Adviser and the markets in which they trade and invest. The Dodd-Frank Act could result in certain investment strategies in which the Fund engages or may have otherwise engaged becoming non-viable or non-economic to implement.

Performance Information

The following performance information shows the variability of the Retail Class’s returns (the class with the longest period of annual returns) and demonstrates some of the risks of investing in the shares of the Small Cap Value Fund. The bar chart shows the total return of the Small Cap Value Fund and shows the changes in the Fund’s performance from year to year (on a calendar year basis). The table shows the Small Cap Value Fund’s average annual total return over time compared with a broad-based market index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Small Cap Value Fund. The Small Cap Value Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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Year-by-Year Total Return as of December 31, 2011

The Small Cap Value Fund’s year-to-date total return as of September 30, 2012 was 8.10%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year

Highest Return	14.01%	Q4/2010

Lowest Return	-21.01%	Q3/2011

Average Annual Total Returns as of December 31, 2011

		Since
Cullen Small Cap Value Fund, Retail Class	1 Year	Inception(1)

Returns before taxes	-4.57%	10.82%

Returns after taxes on distributions(2)	5.29%	10.30%

Returns after taxes on distributions and sale of Fund shares	-2.79%	9.02%

Cullen Small Cap Value Fund, Class C

Returns before taxes	-4.27%	11.13%

Cullen Small Cap Value Fund, Class I

Returns before taxes	-5.26%	10.01%

Russell 2500 Value Index(3)	-3.36%	12.62%

(1)	The Small Cap Value Fund commenced operations on October 1, 2009. The returns for the index have been calculated since the inception date of each class.

(2)	After-tax returns are shown for Retail Class shares only. After-tax returns for Class I shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	The Russell 2500 Value Index is an unmanaged market capitalization-weighted index based on the average weighted performance of 2,500 widely held common stocks.. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. A direct investment in an index is not possible.
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Investment Adviser

Cullen Capital Management LLC serves as the Adviser to the Small Cap Value Fund.

Portfolio Managers

James P. Cullen, the Adviser’s President and controlling member, is co-portfolio manager of the Small Cap Value Fund. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its President since December 1982.

Brooks H. Cullen, the Adviser’s Vice President, is co-portfolio manager of the Small Cap Value Fund. Mr. Cullen has been a Vice President of the Adviser since May 2000.

Carl W. Gardiner, the Adviser’s Vice President, is co-portfolio manager of the Small Cap Value Fund. Mr. Gardiner has been a Vice President of the Adviser since October 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Small Cap Value Fund on days the NYSE is open for trading by written request to the addresses below, by wire transfer, by telephone at 1-877-485-8586 or through any broker/dealer organization that has a sales agreement with the Fund’s distributor. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Regular mail: Cullen Funds, P.O. Box 13584, Denver, Colorado 80201

Overnight mail: Cullen Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203

The Small Cap Value Fund accepts investment in the following minimum amounts:

Share Class:	Initial	Additional

Retail Class-Regular Accounts	$ 1,000	$100

Retail Class-IRAs and UGMA/UTMA Accounts, Simple
IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts	$ 250	$ 50

Class C-Regular Accounts	$ 1,000	$100

Class C-IRAs and UGMA/UTMA Accounts, Simple IRA,
SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts	$ 250	$ 50

Class I	$1,000,000	$100

Class R1	none	none

Class R2	none	none

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  A registered investment advisor may aggregate all client accounts investing in Class I shares of the Small Cap Value Fund to meet the investment minimum.

  If you use an Automatic Investment Plan (“AIP”) for a regular account for the Retail Class or Class C shares, the initial investment minimum to open an account is $50 and the additional investment minimum is $50.

  If you use an Automatic Investment Plan for a custodial or retirement plan account for the Retail Class or Class C shares, the initial investment minimum to open an account as well as the monthly additional investment amount is $25.

Tax Information

The Small Cap Value Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).

Financial Intermediary Compensation

If you purchase the Small Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Small Cap Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Cullen Funds
P.O. Box 13584
Denver, CO 80203
877-485-8586

http://www.cullenfunds.com